EDISON INTERNATIONAL
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                            EQUITY COMPENSATION PLAN

                        2000 DIRECTOR AWARD CERTIFICATE

This award is made by Edison International to NAME ("Director"), as of April 20, 2000 pursuant to the Equity Compensation Plan ("Plan"). Edison International hereby grants to Direcotr, as a matter of separate arrangement and not in liey of any other compensation for services, the following:

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                   500 shares of Edison International Common
                  Stock to be issued as soon as practicable in
                accordance with the Director's instructions, and

                300 Edison International deferred stock units to
                    be credited under the Director Deferred
                               Compensation Plan.
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The deferred stock unit award is made subjec to the terms and conditions contained in the Director Deferred Compensation Plan which are incorporated herein by reference.